UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2009

Kellogg Company

(Exact name of Registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kellogg Square

Battle Creek, Michigan 49016-3599

(Address of Principal executive offices, including Zip Code)

(269) 961-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 19, 2009, Kellogg Company issued a press release announcing the early tender date results, as of November 18, 2009, for its previously announced cash tender offer for up to $500,000,000 aggregate principal amount of its 6.60% Notes due 2011, specified in its Offer to Purchase dated October 28, 2009. Kellogg Company also announced that it was waiving the Financing Condition to the Tender Offer specified in the Offer to Purchase. A copy of the press release announcing the early tender date results and waiver is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1	Press Release dated November 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

/S/ GARY H. PILNICK
Date: November 19, 2009	Name:	Gary H. Pilnick
	Title:	Senior Vice President, General Counsel, Corporate Development and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated November 19, 2009